VERSUS TECHNOLOGY, INC.

                       2320 Aero Park Court
                  Traverse City, Michigan  49686


PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS
The undersigned hereby appoints and constitutes Gary T. Gaisser and Julian C. Schroeder and each of them, attorneys and proxies for the undersigned, with full power of substitution to vote as if the undersigned were personally present at the Annual Meeting of the Shareholders of Versus Technology, Inc. (the "Company") to be held at the Grand Traverse Resort, 6300 U.S. Route 31 North, Acme, Michigan 49610 on Friday, May 10, 1996 at 10 o'clock in the morning and at all adjournments thereof, the shares of stock of said Company registered in the name of the undersigned. The undersigned instructs all such proxies to vote such shares as follows upon the following matters, which are described more fully in the accompanying proxy statement:

I authorize and instruct my Proxy to:

1. [ ] VOTE FOR all nominees for the company's Board of Directors listed below; except that I WITHHOLD AUTHORITY for the following nominees (if any) ________________________________
     ____________________________________________________________

     Gary T. Gaisser   Julian C. Schroeder    Elliot G. Eisenberg

     [ ] VOTE WITHHELD from all nominees.

2.   VOTE FOR [ ]   AGAINST [ ]   ABSTAIN [ ]   approval of the
     1996 Incentive Stock Option Plan.

3.   VOTE FOR [ ]   AGAINST [ ]   ABSTAIN [ ]   approval of the
     Amendment to the Certificate of Incorporation of the Company to increase the authorized shares of Common Stock from 25,000,000 to 50,000,000.

                 (Continued, and to be signed, on the other side) (See other side)

4. In their discretion, to vote upon such other business as may properly come before the meeting and all adjournments thereof.


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

____________________________________
Signature

____________________________________
Signature if held jointly

                                   Dated_____________________, 1996

                                   PLEASE MARK, SIGN, DATE AND
                                   RETURN THE PROXY CARD PROMPTLY
                                   USING THE ENCLOSED ENVELOPE.